EXHIBIT 10.1.1

AMENDMENT NO. 2 dated as of June 1, 2009 (this “Amendment”), to the Credit Agreement dated as of November 15, 2007, among Barzel Industries Inc. (formerly known as Novamerican Steel Inc. and Symmetry Holdings Inc.), a Delaware corporation (“Parent”), Barzel Finco Inc. (formerly known as Novamerican Steel Finco Inc.), a Delaware corporation (“US Borrower”), Barzel Industries Canada Inc. (formerly known as Novamerican Steel Canada Inc. and Novamerican Steel Inc.), a Canadian corporation (“Canadian Borrower”), the Lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, JPMorgan Chase Bank, N.A., Toronto Branch, as Canadian Agent, and CIT Business Credit Canada Inc. and The CIT Group/Business Credit, Inc., as Syndication Agents (the “Credit Agreement”).

WHEREAS, Parent wishes to terminate the Revolving Commitments of each Lender other than JPMorgan Chase Bank, N.A. (“JPMCB”) and reduce the Revolving Commitment of JPMCB to US$20,000,000 and JPMCB is willing to continue its Revolving Commitment at such reduced level;

WHEREAS, CIBC Inc. (“CIBC”) wishes to become a Lender and JPMCB is willing to assign to CIBC one-third of its Revolving Commitment;

WHEREAS, in connection therewith the parties wish to amend the Credit Agreement as provided herein;

NOW, THEREFORE, in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.  DEFINED TERMS. EACH CAPITALIZED TERM USED AND NOT DEFINED HEREIN, INCLUDING IN THE RECITALS HERETO, SHALL HAVE THE MEANING ASSIGNED TO IT IN THE CREDIT AGREEMENT.

SECTION 2.  AMENDMENTS. EFFECTIVE AS OF THE AMENDMENT EFFECTIVE DATE (AS DEFINED BELOW) THE REVOLVING COMMITMENT OF EACH LENDER OTHER THAN JPMCB SHALL BE REDUCED TO ZERO, THE REVOLVING COMMITMENT OF JPMCB SHALL BE REDUCED TO US$20,000,000 AND EACH LENDER OTHER THAN JPMCB SHALL CEASE TO BE A LENDER UNDER THE CREDIT AGREEMENT AND EACH OF SUCH LENDERS’ RESPECTIVE OBLIGATIONS AND LIABILITIES UNDER THE CREDIT AGREEMENT SHALL TERMINATE. EFFECTIVE IMMEDIATELY AFTER SUCH REDUCTIONS THE FOLLOWING SECTIONS OF THE CREDIT AGREEMENT SHALL BE AMENDED AS SET FORTH BELOW:

(a)           Section 1.01 shall be amended by replacing the definition of “Aggregate Borrowing Base” with the following:

“Aggregate Borrowing Base” means, at any time the sum at such time of the US Borrowing Base and the Canadian Borrowing Base (after the elimination of any duplication in Reserves).

and each reference in the Agreement to clause (b) of such definition shall be deleted.

(b)           Section 1.01 shall be amended by replacing the definition of “Applicable Rate” with the following:

“Applicable Rate” means, for any day, (a) with respect to any Loan or BA, (i) in the case of the ABR/Canadian Prime Spread, 4.00%, and (ii) in the case of the Eurocurrency Spread/BA Stamping Fee, 5.00% and (b) with respect to the commitment fees payable hereunder, 0.75% per annum.

(c)           Section 1.01 shall be amended by amending the definition of “Availability Block” to replace the reference therein to “US$15,000,000” with a reference to “US$7,500,000”.

(d)           Section 1.01 shall be amended by amending the definition of “Borrowing Base Certificate” to insert at the end thereof the following proviso: “; provided that the Administrative Agent may in its discretion waive the updating of any component of any Borrowing Base Certificate that it believes cannot be timely updated without unreasonable cost or effort”.

(e)           Section 1.01 shall be amended by amending the definition of “Borrowing Minimum” to replace the reference therein to “US$5,000,000” with a reference to “US$1,000,000” and the reference therein to “Cdn.$5,000,000” with a reference to “Cdn.$1,000,000”.

(f)           Section 1.01 shall be amended by inserting in the appropriate alphabetical location the following new definitions:

“Budgets” collectively means the Initial Budget and the 13-week Budgets.

“Initial Budget” means that certain weekly cash forecast prepared by the Borrowers in form, scope and detail satisfactory to the Lenders, which shall reflect the Borrowers’ good faith projection of all cash receipts and disbursements in connection with the operation of their businesses for the period commencing the week of March 6, 2009, through the week of November 27, 2009, a certified copy of which was delivered to the Lenders on the Amendment Effective Date under Amendment No. 2 to this Agreement.

“13-week Budgets” collectively means the 13-week budgets prepared each week by the Borrowers in form, scope and detail satisfactory to the Lenders, each of which shall reflect the Borrowers’

good faith projection of all cash receipts and disbursements in connection with the operation of their businesses for the next 13 week period commencing after the date such budget is delivered to the Lenders.

“Permitted Variances” has the meaning assigned to such term in Section 5.11(b).

(g)           Section 1.01 shall be amended by amending the definition of “Required Lenders” to insert at the end thereof the following proviso: “; provided that “Required Lenders” shall include both JPMCB and CIBC Inc. at all times that both (a) JPMCB and its Affiliates alone would otherwise constitute the Required Lenders and (b) the Revolving Commitment held by CIBC Inc. and its Affiliates is not less than 10% of the aggregate Revolving Commitments.

(h)           Section 1.01 shall be amended by amending the definition of “Revolving Maturity Date” to replace the reference therein to “November 15, 2012” with a reference to “September 30, 2010”.

(i)           Section 2.01 shall be amended by (1) replacing clause (iv) thereof with the following: “(iv) the sum of the Revolving Exposures exceeding the excess of (A) the lesser of (1) the Aggregate Borrowing Base then in effect and (2) the aggregate Revolving Commitments then in effect over (B) the Availability Block”, (2) deleting the word “or” after clause (iv) and (3) inserting at the end thereof the following new clause (vi): “or (vi) the aggregate principal amount of Loans and BAs requested by the Borrower to be drawn or accepted during any week causing the aggregate Borrowings and BA Drawings to exceed at any time the sum of (A) the projected aggregate Borrowings and BA Drawings balance for such week as reflected in the then-current 13-week Budget under this Agreement, plus (B) the Permitted Variances for such week”.

(j)           Section 2.03 shall be amended by replacing clause (b) thereof with the following: “(b) in the case of an ABR Borrowing or a Canadian Prime Borrowing, not later than 11:00 a.m., Local Time, on the date of the proposed Borrowing”.

(k)           Section 2.04(a) shall be amended by (1) replacing the reference therein to “US$15,000,000” with a reference to “US$5,000,000” and (2) inserting at the end of the first sentence thereof the following proviso: “; and provided further that no Protective Advance shall be made without the approval of CIBC Inc. at any time that CIBC Inc.’s approval is required to constitute the Required Lenders if as a result of such Protective Advance the Revolving Exposures would exceed the excess of (x) the lesser of (1) the Aggregate Borrowing Base then in effect and (2) the aggregate Revolving Commitments then in effect over (y) the Availability Block”.

(l)           Section 2.05 shall be amended by inserting at the end thereof the following new paragraph (d): “(d) Notwithstanding any other provision of this

Agreement, no Borrower shall request, and the Swingline Lender shall not make to any Borrower, any Swingline Loan until this paragraph (d) shall have been amended to permit such request and advance in accordance with Section 9.02.”

(m)           Section 2.06(b) shall be amended by (1) replacing the reference in clause (i) thereof to “US$25,000,000” with a reference to “US$1,000,000” and (2) replacing clause (vi) thereof with the following: “(vi) the sum of the Revolving Exposures shall not exceed the excess of (A) the lesser of (1) the Aggregate Borrowing Base then in effect and (2) the aggregate Revolving Commitments then in effect over (B) the Availability Block”.

(n)           Section 2.12(b) shall be amended by replacing clause (iii) thereof with the following: “the sum of the Revolving Exposures exceeds the sum of (x) the excess of (1) the lesser of (I) the Aggregate Borrowing Base then in effect and (II) the aggregate Revolving Commitments then in effect over (2) the Availability Block and (y) the Protective Advance Exposure then outstanding,”.

(o)           Section 3.04(d) shall be amended by (1) replacing the reference therein to “November 25, 2006” with a reference to “February 28, 2009” and (2) inserting at the end thereof the following phrase: “, it being understood that for purposes of this Section 3.04(d), the forecasts contained in the Initial Budget shall not constitute a material adverse change in the prospects of Parent, the Borrowers and the Subsidiaries, taken as a whole, nor shall results consistent with the Initial Budget constitute a material adverse change in the business, assets, operations or condition, financial or otherwise, of Parent, the Borrowers and the other Subsidiaries, taken as a whole”.

(p)           Section 4.02(c) shall be amended by replacing clause (ii) thereof with the following: “(iv) the sum of the Revolving Exposures shall not exceed the excess of (A) the lesser of (1) the Aggregate Borrowing Base then in effect and (2) the aggregate Revolving Commitments then in effect over (B) the Availability Block”.

(q)           Section 4.02 shall be amended by inserting immediately after paragraph (c) thereof the following new paragraph (d):

(d)           After the Amendment Effective Date under Amendment No. 2 to this Agreement, at the time of and immediately after giving effect to such Borrowing or BA Drawing or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, the Borrowers shall be in compliance with clause (iii) of Section 5.01(f) and the Borrowers’ aggregate outstanding Borrowings and BA Drawings after giving effect thereto shall not exceed the amount permitted under Section 5.11(b) based on the then-current 13-week Budget under this Agreement.

(r)           Section 5.01(f) shall be amended by (1) deleting clause (i) thereof, (2) replacing clause (ii) thereof with the following: “(i) 5:00 p.m., New York City time, on the Wednesday of each week (or if such Wednesday is not a Business Day, on the next succeeding Business Day), a Borrowing Base Certificate as of the immediately preceding Saturday”; (3) renumbering clause (iii) thereof as clause (ii) and (4) inserting at the end thereof the following new clause (iii): “and (iii) 5:00 p.m., New York City time, on the Wednesday of each week (or if such Wednesday is not a Business Day, on the next succeeding Business Day), (A) a 13-week Budget that rolls forward the then existing 13-week Budget to include the week immediately succeeding the thirteen weeks covered by the then existing 13-week Budget, (B) a report that sets forth the actual receipts and disbursements of the Borrowers during the immediately preceding week and includes a summary of all deposits in transit and reflects aggregate cash balances in, and all outstanding checks drawn against, all accounts of the Borrowers and their Subsidiaries with financial and other institutions as of the immediately preceding Saturday and (C) a comparison of actual performance for the preceding week to each of (i) the Initial Budget and (ii) the 13-week Budget previously provided and an explanation for any material variances, each in form satisfactory to the Lenders and accompanied by a certificate of the Chief Financial Officer or the Chief Executive Officer to the effect that such report and comparison are accurate and complete and that such Budget has been prepared in good faith and based upon assumptions believed to be reasonable at the time when prepared (it being agreed that each such 13-week Budget shall be deemed to have been accepted by the Lenders, and shall thereafter be the then-current 13-week Budget under this Agreement, if either (x) each Lender shall have advised the Administrative Agent in writing that such Lender accepts such 13-week Budget or (y) such 13-week Budget shall have been delivered at or prior to the time specified in this clause (iii) and no Lender shall have advised the Administrative Agent in writing at or prior to 5:00 p.m., New York City time, on the Friday immediately succeeding the Wednesday on which such delivery shall have been required (or if either such Wednesday or such Friday is not a Business Day, on the next succeeding Business Day following such Friday) that the 13-week Budget so delivered is not satisfactory to such Lender in form, substance or otherwise);

(s)           Section 5.01 shall be amended by (1) deleting the word “and” at the end of subparagraph (i) thereof, (2) re-lettering subparagraph (j) thereof as subparagraph (k) and (3) inserting the following new subparagraph (j): “(j) when required to be delivered under the Deferral Agreement dated as of May 14, 2009, among Barzel Industries Inc., the US Borrower and the holders of the Senior Notes, all items required to be delivered under Section 5(a)(i)-(iv) and Section 5(c)(i)-(iv) thereof, in each case, as in effect on the Amendment Effective Date under Amendment No. 2 to this Agreement (whether or not such Deferral Agreement shall be in effect and, if in effect, without regard to the form of such Deferral Agreement then in effect); and”.

(t)           Section 5.09(b) shall be amended by replacing the first sentence thereof with the following sentence:

Each of Parent and the Borrowers will, and will cause each of the Subsidiaries to, permit any representatives designated by the Administrative Agent (including any consultants, accountants, lawyers and appraisers retained by the Administrative Agent) to conduct evaluations and appraisals as requested by the Administrative Agent at any time of the Borrowers’ computation of the Borrowing Base and the assets included therein and such other assets and properties of the Borrowers or any other Subsidiary as the Administrative Agent may reasonably require. In addition, the Borrowers will on the Wednesday of each week deliver to the Administrative Agent a report prepared by Houlihan, Lokey, Howard & Zukin Capital, Inc. (“HL”), or use their best efforts to arrange (subject to ordinary scheduling conflicts of the relevant parties) for a status call between the Lenders and HL to report and update the Lenders, on the status of HL’s activities on behalf of the Borrowers.

(u)           Section 5.11 shall be amended by designating the existing provision as paragraph (a) and inserting at the end thereof the following additional paragraph:

(b)           The proceeds of each Revolving Loan drawn, and each BA accepted and purchased, on and after June 1, 2009, will be used solely for the purposes and in the amounts (subject to the Permitted Variances) set forth in the Initial Budget and the 13-week Budget most recently delivered under Section 5.01(f) and, at any point during the term hereof, the Borrowers’ aggregate outstanding Borrowings and BA Drawings shall not, without the express written consent of the Lenders, be more than the greater of (i) US$2,000,000 above, or (ii) 120% of, the projected ending Borrowings and BA Drawings balance for such week as set forth in the then-current 13-week Budget under this Agreement at the time, as applicable, any Revolving Loan is drawn or any BA is accepted and purchased (such variances from the amounts set forth in a Budget being referred to as the “Permitted Variances” in respect of such Budget). At any point during the term hereof, the aggregate amount of disbursements by Parent, Borrowers and the Subsidiaries during any week shall not, without the express written consent of the Lenders, be more than 120% of the projected aggregate amount of disbursements for such week as set forth in the then-current 13-week Budget under this Agreement.

(v)           Section 5.13 shall be amended by adding a new paragraph (c) thereto reading in its entirety as follows:

(c)           As soon as practicable after the Amendment Effective Date under Amendment No. 2 to this Agreement, the Borrowers shall retain a financial manager, acceptable in the absolute discretion of the Required Lenders, to assist and support management of the Borrowers, provided that such financial manager shall report to the Board of Directors of Parent and be subject to the authority and direction of such Board of Directors and provide services to Parent and its Subsidiaries pursuant to an agreement between Parent and such financial manager in form and substance reasonably satisfactory to the Lenders; and provided further, that notwithstanding the forgoing, nothing in this Section 5.13(c) shall restrict, interfere or otherwise affect the officers or the Board of Directors in satisfying their fiduciary obligations.

(w)           Section 6.08(a) shall be amended (1) to delete clauses (iii), (iv), (v) and (vi) thereof and (2) to delete clauses (A) and (B) from clause (ii) thereof, to replace with a period the comma at the end of clause (ii) thereof and to add at the end of clause (i) thereof the word “and”.

(x)           Section 6.08(b) shall be amended to delete clause (v) thereof, to replace with a period the phrase “; and” at the end of clause (iv) thereof and to add at the end of clause (iii) thereof the word “and”.

(y)           Section 6.12 shall be replaced with the phrase “omitted” and the reference to Section 6.12 in Section 5.01(c) shall be deleted.

(z)           Article VI shall be amended by inserting at the end thereof the following new Section 6.14:

SECTION 6.14.  Control Agreements. Parent and the Borrowers will not permit the aggregate balance of cash and Permitted Investments of the Loan Parties in any account (other than (i) each deposit account, the funds in which are used, in the ordinary course of business, solely for the payment of salaries and wages, workers’ compensation, pension benefits and similar expenses, (ii) each deposit account used, in the ordinary course of business, solely for daily accounts payable and that has an ending daily balance of zero, and (iii) each BofA Excluded Account (as defined below)) not subject to Deposit Account Control Agreements or other appropriate control agreements in favor of the Administrative Agent in form and substance reasonably satisfactory to the Administrative Agent to exceed an amount to be specified by the Lenders in their discretion. Notwithstanding anything to the contrary in any Loan Document, Parent and the Borrowers shall not be required to maintain any Deposit Account Control Agreement or other control agreement with respect to any BofA Excluded Account unless the Administrative Agent shall have delivered written notice to the Borrowers after the Amendment Effective Date for Amendment No. 2 to this Agreement stating that such agreement shall be required following a date specified in such notice (after which date clause (iii) in the immediately preceding sentence shall be deemed deleted). “BofA Excluded Account” means (A) each deposit account maintained with Bank of America, N.A., or any of its Affiliates in respect of which there is not in effect a Deposit Account Control Agreement as of the Amendment Effective Date under Amendment No. 2 to this Agreement and (B) at all times on and after the date on which the Deposit Account

Control Agreement in effect with respect thereto on the Amendment Effective Date under Amendment No. 2 to this Agreement shall cease to be effective, the concentration account maintained in Canada with Bank of America, N.A., or one of its Affiliates (the “Canadian Account”). The Borrowers shall at all times act to minimize the amount of cash held in BofA Excluded Accounts (and shall in any event ensure that the aggregate amount contained in (1) the BofA Excluded Accounts other than the Canadian Account, shall not at any time exceed an amount to be specified by the Lenders in their discretion for all such accounts taken together, and (2) the Canadian Account at any time that it is a BofA Excluded Account, shall not at any time exceed an amount to be specified by the Lenders in their discretion) and shall follow such procedures as the Administrative Agent or the Lenders may from time to time specify in connection therewith.

(aa)           Paragraph (d) of Article VII shall be amended by inserting at the end thereof the phrase: “or the Borrowers shall fail to observe or perform any covenant, condition or agreement contained in Section 5.01(f) or 5.09(b) and such failure shall continue unremedied for a period of 2 Business Days”.

(bb)           Article IX shall be amended by inserting at the end thereof the following new Section 9.20:

SECTION 9.20.  Administrative Agent Authority. (a) The Administrative Agent shall establish procedures satisfactory to the Administrative Agent, and the Borrowers shall cooperate with the Administrative Agent in effecting such procedures as soon as practicable after the Amendment Effective Date under Amendment No. 2 to this Agreement, pursuant to which (i) on each Business Day, to the extent specified by the Administrative Agent funds in deposit accounts and lockbox accounts of Parent, the Borrowers and the Subsidiaries shall be swept to one or more concentration accounts maintained with the Administrative Agent, and (ii) in the Administrative Agent’s sole discretion, all or part of such funds shall be (A) remitted by the Administrative Agent to such account or accounts as may be specified by the Borrowers or (B) applied as set forth in Section 2.11(f). Each Lender agrees that remittances made under this Agreement are made on such Lender’s behalf. The Administrative Agent is hereby authorized and directed to take all such actions as it may deem necessary or advisable under each Deposit Account Control Agreement to ensure the effectiveness of the foregoing procedures. Notwithstanding the foregoing or any other provision of any Loan Document, in the event that the Administrative Agent or the Required Lenders shall on any Business Day deliver written notice to the Borrowers stating that a Cash Dominion Period has commenced, then the period commencing on such Business Day and ending on the date on which the Administrative Agent or the Required Lenders shall deliver written notice to the Borrowers stating that such Cash Dominion Period has terminated shall for all purposes of the Loan Documents be a “Cash Dominion Period”.

(b)           At any time or from time to time, the Administrative Agent’s authority to take the actions set forth in paragraph (a) may be suspended by any Lender upon notice delivered to the Administrative Agent in accordance with paragraph (d) of this Section (a “Suspension Notice”). No Suspension Notice shall be effective until one Business Day following the proper delivery of such Suspension Notice to the Administrative Agent.

(c)           The Administrative Agent’s authority to take the actions set forth in paragraph (a) shall be reinstated when each Lender that has previously delivered a Suspension Notice pursuant to paragraph (b) shall have delivered a second notice (a “Retraction Notice”) to the Administrative Agent in accordance with paragraph (d) of this Section retracting its Suspension Notice. A Retraction Notice shall be effective immediately upon proper delivery to the Administrative Agent.

(d)           Suspension Notices and Retraction Notices may be delivered to the Administrative Agent solely via email, which email shall (i) contain the subject line “Barzel: Suspension Notice” or “Barzel: Retraction Notice”, as the case may be, (ii) refer to this Section 9.20 and express the Lender’s intention to suspend the Administrative Agent’s authority pursuant to paragraph (b) or reinstate its authority pursuant to paragraph (c) of this Section 9.20, as the case may be and (iii) be addressed to the following recipients: robert.a.kaulius@jpmorgan.com and andrew.j.laughlin@jpmchase.com.

(e)           Upon receipt by the Administrative Agent of a Suspension Notice or Retraction Notice, the Administrative Agent shall notify each Lender and the Borrowers of such notice or event via email, which email shall be sent to the address of each Lender on file with the Administrative Agent or to any other email address previously provided by any Lender to the Administrative Agent in writing. Any failure or delay by the Administrative Agent in delivering such notice to any Lender or Borrower shall not impair the effectiveness of any Suspension Notice or Retraction Notice or the authority granted to or withheld from the Administrative Agent under this Agreement in connection with the foregoing.

(f)           The Lenders acknowledge that (i) the actions contemplated by this Section to be taken by the Administrative Agent constitute actions by the Administrative Agent “with the consent or at the request of the Required Lenders” under Article VIII of this Agreement and (ii) the actions contemplated by this Section to be taken by the Administrative Agent are requested of it by the Lenders as a result of the Administrative Agent’s role under this Agreement and are being taken in connection with

“the performance by the parties to the Loan Documents of their respective obligations thereunder” for purposes of Section 9.03.

(g)           The Administrative Agent may, in its sole discretion, decline to take the actions contemplated by paragraph (a) on any Business Day. The Administrative Agent shall promptly deliver notice to each Lender of its decision to decline to take such actions in the manner described in paragraph (e). Any failure or delay by the Administrative Agent in delivering such notice shall not affect the rights or obligations of the Administrative Agent hereunder.

(h)           In furtherance of the foregoing, it is understood and agreed by each Lender that so long as no Suspension Notice is effective at such time, the Administrative Agent shall bear no liability whatsoever to any Person for any amounts remitted by the Administrative Agent under the authority granted by paragraph (a) at such time, except to the extent such remittances are found in a final judgment of a court of competent jurisdiction to have resulted from the wilful misconduct or gross negligence of the Administrative Agent. This paragraph (h) shall survive the termination or suspension of this Agreement in whole or in part.

SECTION 3.  Representations and Warranties. Each of the Parent and the Borrowers hereby represents and warrants to the Administrative Agent and the Lenders that as of the date hereof and as of the Amendment Effective Date that, before and after giving effect to this Amendment:

(a)           no Default has occurred and is continuing; and

(b)           the representations and warranties of each Loan Party set forth in the Loan Documents (other than the representation and warranty set forth in Section 3.04(d)) are true and correct in all material respects.

SECTION 4.  Effectiveness. This Amendment shall become effective on the date (the “Amendment Effective Date”) on which (a) the Administrative Agent shall have received (i) counterparts hereof duly executed and delivered by Parent, the Borrowers, JPMCB, CIBC and the Required Lenders, (ii) a certificate of the chief executive officer or a Financial Officer of the Parent (1) stating that on the Amendment Effective Date the representations and warranties set forth in Section 3 are true and correct, and (2) attaching copies of each of the Initial Budget and the initial 13-week Budget and certifying that each has been prepared in good faith and based upon assumptions believed to be reasonable as of the Amendment Effective Date, and (iii) all amounts accrued and unpaid as of the Amendment Effective Date in respect of interest or fees under the Credit Agreement and all other amounts due and payable by any Loan Party under any Loan Document on the Amendment Effective Date, including, to the extent invoiced, all fees and expenses required to be paid or reimbursed by any Loan Party under any Loan Document (including but not limited to all outstanding invoices of counsel for the Administrative Agent and all outstanding invoices in respect of collateral monitoring), (b)

JPMCB and CIBC shall have approved all arrangements in respect of the outstanding Letters of Credit, (c) JPMCB and CIBC shall have approved (i) the Initial Budget and (ii) the initial 13-week Budget, and (d) JPMCB and CIBC shall have approved all arrangements in respect of Cash Management Services, deposit accounts, lockbox accounts, Deposit Account Control Agreements and other control agreements of Parent, the Borrowers and their Subsidiaries. The approval by each of JPMCB and CIBC of the matters set forth in clauses (b), (c) and (d) shall be evidenced by its release of its signature page hereto.

SECTION 5.  Assignment. Effective immediately following the effectiveness of the amendments provided for in Section 3 on the Amendment Effective Date, for an agreed consideration, JPMCB hereby irrevocably sells and assigns to CIBC, and CIBC hereby irrevocably purchases and assumes from JPMCB, subject to and in accordance with the Standard Terms and Conditions set forth in Exhibit A to the Credit Agreement and the Credit Agreement, (a) all JPMCB’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto related to US$6,666,666.67 of JPMCB’s Revolving Commitment and 33.333333333% of all of JPMCB’s outstanding rights and obligations in respect of its Revolving Commitment and the Revolving Exposure, and (b) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of JPMCB (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (a) above (the rights and obligations sold and assigned pursuant to clauses (a) and (b) above being collectively the “Assigned Interest”). Such sale and assignment is without recourse to JPMCB and without representation or warranty by JPMCB. For purposes of this Agreement, CIBC designates Canadian Imperial Bank of Commerce as its Applicable Lending Office for Loans and BA Drawings to the Canadian Borrower.

SECTION 6.  No Amendments or Other Waivers; Confirmation.

(a)           Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent, the Lenders or the Issuing Banks under the Credit Agreement or any other Loan Document and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. This Amendment shall constitute a Loan Document.

(b)           On and after the effective date of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the Credit Agreement in any other Loan Document, shall be deemed a reference to the Credit Agreement as modified hereby.

SECTION 7.  Governing Law; Counterparts.

(a)           This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

(b)           This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, and all such counterparts together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or other electronic imaging means shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 8.  Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[Signature pages to follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed by their respective authorized officers as of the day and year first above written.

BARZEL INDUSTRIES INC.,

by	/s/ Corrado De Gasperis
Name: Title:

BARZEL FINCO INC.,

by	/s/ Corrado De Gasperis
Name: Title:

BARZEL INDUSTRIES CANADA INC.,

by	/s/ Corrado De Gasperis
Name: Title:

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent

by	/s/ Douglas A. Jenks
Name: Douglas A. Jenks Title: Managing Director

CIBC INC.,

by	/s/ Lindsay Gordon
Name: Lindsay Gordon Title: CIBC Inc. Agent

by
Name: Title:

SIGNATURE PAGE TO
AMENDMENT NO.2
UNDER THE CREDIT AGREEMENT
DATED AS OF NOVEMBER 15, 2007, OF
BARZEL INDUSTRIES INC.

Name of Institution	The Bank of Nova Scotia

	by	/s/ Pierre Pichette
Name: Pierre Pichette Title: Senior Credit Solution Manager

For any Lender that requires a second signature line:

	by	/s/ Glen Paterson
Name: Glenn Paterson Title: Director, Credit Solution

SIGNATURE PAGE TO
AMENDMENT NO.2
UNDER THE CREDIT AGREEMENT
DATED AS OF NOVEMBER 15, 2007, OF
BARZEL INDUSTRIES INC.

Name of Institution	The CIT Group/Business Credit, Inc.

	by	/s/ Evelyn Kusold
Name: Evelyn Kusold Title: Vice President

For any Lender that requires a second signature line:

by
Name: Title:

SIGNATURE PAGE TO
AMENDMENT NO.2
UNDER THE CREDIT AGREEMENT
DATED AS OF NOVEMBER 15, 2007, OF
BARZEL INDUSTRIES INC.

Name of Institution	Fifth Third Bank

	by	/s/ James Conklin
Name: James Conklin Title: Assistant Vice President

For any Lender that requires a second signature line:

by
Name: Title:

SIGNATURE PAGE TO
AMENDMENT NO.2
UNDER THE CREDIT AGREEMENT
DATED AS OF NOVEMBER 15, 2007, OF
BARZEL INDUSTRIES INC.

Name of Institution	GENERAL ELECTRIC CAPITAL CORPORATION

	by	/s/ Rebecca L. Milligan
Name: Rebecca L. Milligan Title: Duly Authorized Signatory

For any Lender that requires a second signature line:

by
Name: Title:

SIGNATURE PAGE TO
AMENDMENT NO.2
UNDER THE CREDIT AGREEMENT
DATED AS OF NOVEMBER 15, 2007, OF
BARZEL INDUSTRIES INC.

Name of Institution	Wachovia Capital Finance <New England>

	by	/s/ John Hussan
Name: John Hussan Title: Managing Director

For any Lender that requires a second signature line:

by
Name: Title:

SIGNATURE PAGE TO
AMENDMENT NO.2
UNDER THE CREDIT AGREEMENT
DATED AS OF NOVEMBER 15, 2007, OF
BARZEL INDUSTRIES INC.

Name of Institution	Wells Fargo Foothill LLC

	by	/s/ Sanat Amladi
Name: Sanat Amladi Title: Vice President

For any Lender that requires a second signature line:

by
Name: Title:

SIGNATURE PAGE TO
AMENDMENT NO.2
UNDER THE CREDIT AGREEMENT
DATED AS OF NOVEMBER 15, 2007, OF
BARZEL INDUSTRIES INC.

Name of Institution	Wells Fargo Foothill, LLC

	by	/s/ Ilene Silberman
Name: Ilene Silberman Title: Vice President

For any Lender that requires a second signature line:

by
Name: Title: